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                                                                       Exhibit 9


                                                                  April 29, 1999






Providentmutual Life and Annuity Company of America
300 Continental Drive
Newark, DE  19713

Directors:

I hereby consent to the reference to my name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 7 of the Registration Statement on Form N-4 (File No.33-65512) for the Providentmutual Variable Annuity Separate Account.



                                                Sincerely,



                                                --------------------------------
                                                James G. Potter, Jr.